UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Unisys Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
UNISYS CORPORATION
2023 Annual Meeting
Vote by May 4, 2023
11:59 PM ET

UNISYS CORPORATION 801 LAKEVIEW DRIVE, SUITE 100 BLUE BELL, PA 19422

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You invested in UNISYS CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 5, 2023.

Get informed before you vote

View the Notice of 2023 Annual Meeting and Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 5, 2023 8:00 a.m., Eastern time Virtually at: www.virtualshareholdermeeting.com/UIS2023

*	Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors

Nominees:

1a.	Peter A. Altabef	For
1b.	Nathaniel A. Davis	For
1c.	Matthew J. Desch	For
1d.	Philippe Germond	For
1e.	Deborah Lee James	For
1f.	John A. Kritzmacher	For
1g.	Paul E. Martin	For
1h.	Regina Paolillo	For
1i.	Troy K. Richardson	For
1j.	Lee D. Roberts	For
1k.	Roxanne Taylor	For
2.	Advisory vote to approve executive compensation.	For
3.	Advisory vote on the frequency of holding an advisory vote on executive compensation.	Year
4.	Ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2023.	For
5.	Approval of the Unisys Corporation 2023 Long-Term Incentive and Equity Compensation Plan.	For

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